Exhibit 10.22

SUBORDINATION AGREEMENT

THIS SUBORDINATION AGREEMENT (“Agreement”) is effective the 30th day of June 2002, by and among Venturos AS, a Norwegian corporation (“Venturos”), Glastad Holding Ltd., a Cayman Island corporation (“Glastad”), and Gezina AS, a Norwegian corporation (“Gezina” and together with Venturos and Glastad, the “Lenders”), and MediaBin, Inc., a Georgia corporation (the “Company”).

WITNESSETH:

WHEREAS, the Company is indebted to the Lenders pursuant to various documents that are described on Exhibit A, attached hereto (the “Junior Indebtedness”);

WHEREAS, the Company is indebted and may become further indebted pursuant to obligations, debts and liabilities that are presently or hereafter owed by Borrower to parties other than the Lenders, including but not limited to indebtedness pursuant to that certain Overdraft Credit Facility dated December 12, 2001 between the Company and Nordea Bank Norge ASA (the “Senior Indebtedness”); and

WHEREAS, the Lenders are willing to subordinate the Junior Indebtedness and any liens and pledges securing the Junior Indebtedness in the manner hereinafter set forth;

NOW, THEREFORE, in consideration of $10.00 in hand paid and for other consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed among the parties hereto as follows, each intending to be legally bound hereby;

1.
Subordination.    Each of the Lenders hereby subordinates to the Senior Indebtedness, and makes inferior and secondary for so long as any Senior Indebtedness is outstanding, all the Junior Indebtedness (and all advances made thereunder) and any security interest, lien, charge, title or other encumbrance that the Lenders may have in any property of the Company or any other property or right that is collateral for the Junior Indebtedness, notwithstanding the respective dates of attachment or perfection of any security interest or lien of the Lenders.

2.
Priority of Distribution.    In the event of (i) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or its assets, or (ii) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary, and whether or not involving insolvency or bankruptcy, or (iii) any assignment for the benefit of creditors of any other marshaling of assets or liabilities of the Company, then, in any such event, the Lenders shall be entitled to receive payment in connection with the Junior Indebtedness only after payment has been made in full pursuant to the Senior Indebtedness.

3.
Non-Impairment.    All agreements and obligations of the Lenders hereunder shall remain in full force and effect irrespective of: (i) any amendment, modification, waiver or consent of any term or provisions set forth in any document, instrument or other agreement evidencing or securing any of the Senior Indebtedness, or any change in the time, manner or place of payment of, or any other term of, all or any portion of the Senior Indebtedness; (ii) any release or non-perfection of any lien or security interest in any collateral securing the Senior Indebtedness, or any release or amendment or waiver of or consent to the departure from, any guaranty for all or any of the Senior Indebtedness; or (iii) any circumstances (other than payment of the Senior Indebtedness) that might otherwise constitute a defense available to, or a discharge of, the Company in respect of the Senior Indebtedness or the Lenders in respect of their obligations under this Agreement.

4.	Assignment. This Agreement shall bind any successors or assignees of the Lenders. This Agreement is solely for the benefit of the Lenders and the Company and not for the benefit of any other party.

5.	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

6.
Governing Law; Jurisdiction.    This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia, without giving effect to conflicts of laws principles. Each of the Lenders and the Company submit to the exclusive jurisdiction of the state and federal courts located in Fulton County, Georgia.

7.
Miscellaneous.    This Agreement represents the entire agreement with respect to the subject matter hereof and supersedes all prior negotiations, agreements and commitments. Each of the Lenders and the Company agree that, in the event of any conflict or inconsistency between the terms of the Junior Indebtedness and the terms of this Agreement with respect to any matter discussed herein, the terms of this Agreement shall govern and control. This Agreement may be amended only by a written instrument signed by each of the Lenders and the Company. Each of the Lenders agrees to execute, acknowledge and deliver such other documents as may reasonably be required to effectuate and confirm the subordination of the Junior Indebtedness to the Senior Indebtedness. Headings are inserted into this Agreement for convenience only and shall not be considered in construing any provision. The provisions of this Agreement are separable, and the invalidity or illegality of any provision shall not be a bar to the enforcement of any other provision.

[SIGNATURES ON NEXT PAGE]

IN WITNESS WHEREOF, the undersigned have executed this Subordination Agreement as of the date first above written.

VENTUROS AS

By:	/s/ Rune Dybeslad Name: Rune Dybesland Title: CFO

GLASTAD HOLDING, LTD.

By:	/s/ Patrick Stephansen Name: Patrick Stephansen Title: Director

GEZINA AS

By:	/s/ Erik Engebretsen Name: Erik Engebretsen Title: CEO

MEDIABIN, INC.

By:	/s/ Haines Hargrett
Name: Haines Hargrett Title: CFO

EXHIBIT A
Junior Indebtedness

1.	Loan Agreement between Company and Venturos Holding AS dated March 23, 2000. *

2.	Loan Agreement between Company and Glastad Capital AS dated March 23, 2000. **

3.	Loan Agreement between Company and Venturos Holding AS dated October 11, 2000. *

4.	Loan Agreement between Company and Glastad Capital AS dated October 11, 2000. **

5.	Loan Agreement between Company and Venturos Holding AS dated December 28, 2000. *

6.	Loan Agreement between Company and Venturos Holding AS dated April 4, 2001. *

7.	Loan Agreement between Company and Venturos Holding AS dated June 21, 2001. *

8.	Loan Agreement between Company and Glastad Capital AS dated June 21, 2001. **

9.	Amendment to Promissory Note between Company and Venturos Holding AS dated September18, 2001. *

10.	Amendment to Promissory Note between Company and Glastad Capital AS dated September19, 2001. **

11.	Amendment to Promissory Note between Company and Venturos Holding AS dated September28, 2001. *

12.	Amendment to Promissory Note between Company and Glastad Capital AS dated September28, 2001. **

13.	NA

14.	NA

15.	NA

16.	NA

17.	Amendment to Promissory Notes Deferral of Interest Payments between Company and Venturos AS dated December 31, 2001.

18.	Amendment to Promissory Notes Deferral of Principal Payments between Company and Venturos AS dated December 31, 2001.

19.	Amendment to Promissory Notes Deferral of Interest Payments between Company and Glastad Holding, Ltd. dated December 31, 2001.

20.	Amendment to Promissory Notes Deferral of Principal Payments between Company and Glastad Holding, Ltd. dated December 31, 2001.

21.	Amendment to Promissory Notes Deferral of Interest Payments between Company and Venturos AS dated March 27, 2002.

22.	Amendment to Promissory Notes Deferral of Principal Payments between Company and Venturos AS dated March 27, 2002.

23.	Amendment to Promissory Notes Deferral of Interest Payments between Company and Glastad Holding, Ltd. dated March 27, 2002.

24.	Amendment to Promissory Notes Deferral of Principal Payments between Company and Glastad Holding, Ltd. dated March 27, 2002.

25.	Promissory Note between Company and Venturos AS dated March 28, 2002.

26.	Promissory Note between Company and Glastad Holding, Ltd. dated March 28, 2002.

27.	Promissory Note between Company and Gezina AS dated March 28, 2002

28.	Promissory Note between Company and Venturos AS dated April 12, 2002.

29.	Promissory Note between Company and Glastad Holding, Ltd. dated April 12, 2002.

30.	Promissory Note between Company and Gezina AS dated April 12, 2002

31.	Promissory Note between Company and Venturos AS dated April 29, 2002.

32.	Promissory Note between Company and Glastad Holding, Ltd. dated April 29, 2002.

33.	Promissory Note between Company and Gezina AS dated April 29, 2002

34.	Promissory Note between Company and Venturos AS dated May 14, 2002.

35.	Promissory Note between Company and Glastad Holding, Ltd. dated May 14, 2002.

36.	Promissory Note between Company and Gezina AS dated May 14, 2002

37.	Promissory Note between Company and Venturos AS dated May 28, 2002.

38.	Promissory Note between Company and Gezina AS dated May 28, 2002.

39.	Promissory Note between Company and Glastad Holding, Ltd. dated May 28, 2002

40.	Promissory Note between Company and Venturos AS dated June 15, 2002.

41.	Promissory Note between Company and Glastad Holding, Ltd. dated June 15, 2002.

42.	Promissory Note between Company and Gezina AS dated June 15, 2002

43.	Promissory Note between Company and Venturos AS dated June 30, 2002.

44.	Promissory Note between Company and Glastad Holding, Ltd. dated June 30, 2002.

45.	Promissory Note between Company and Gezina AS dated June 30, 2002

Note:

* These Loans and Notes have been transferred from Venturos Holding As to Venturos AS.
** These Loans and Notes have been transferred from Glastad Capital As to Glastad Holding, Ltd.

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